================================================================================

                                  EXHIBIT 25.1

Statement of Eligibility and Qualification of SunTrust Bank, Atlanta, as trustee under the Senior Indenture and the Senior Subordinated Indenture.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------
                                    FORM T-1
                                 ---------------
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                 ---------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)

                                 ---------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

      303 PEACHTREE STREET              30303                58-0466330
           SUITE 300                  (Zip Code)          (I.R.S. employer
        ATLANTA, GEORGIA                                 identification no.)
(Address of principal executive
            offices)

                                 ---------------
                                   OLGA WARREN

                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7067
            (Name, address and telephone number of agent for service)
                                 ---------------

                                     KB HOME

           DELAWARE                                       95-3666267
(State or other jurisdiction of                (IRS employer identification no.)
 incorporation or organization)

         10990 WILSHIRE BOULEVARD                           90024
         LOS ANGELES, CALIFORNIA                          (Zip Code)
(Address of principal executive offices)

                                 ---------------

                                   SENIOR DEBT
                            SENIOR SUBORDINATED DEBT
                       (Title of the indenture securities)

================================================================================

1.      General information.

        Furnish the following information as to the trustee -

                Name and address of each examining or supervising authority to which it is subject.

                DEPARTMENT OF BANKING AND FINANCE,
                STATE OF GEORGIA
                ATLANTA, GEORGIA

                FEDERAL RESERVE BANK OF ATLANTA
                104 MARIETTA STREET, N.W.
                ATLANTA, GEORGIA

                FEDERAL DEPOSIT INSURANCE CORPORATION
                WASHINGTON, D.C.

                Whether it is authorized to exercise corporate trust powers.

                YES.


2.      Affiliations with obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        NONE.


3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN TO ITEM 13(b), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


13.     Defaults by the Obligor.

        (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

        THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

        (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

        THERE HAS NOT BEEN ANY SUCH DEFAULT.

14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION (b) TO ITEM 13, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


16.     List of Exhibits.

        List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

        (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-32106)

        (2) A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1.)

        (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Included in Exhibit 1.)

        (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, Registration No. 333-32106)

        (5)     Not applicable.

        (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

        (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2001

        (8)     Not applicable.

        (9)     Not applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 15h day of October, 2001.

                                       SUNTRUST BANK


                                       By:    /s/ OLGA WARREN
                                              ----------------------------------
                                              Olga Warren
                                              Vice President

                              EXHIBIT 1 TO FORM T-1

                             ARTICLES OF ASSOCIATION
                                       OF
                                  SUNTRUST BANK


               (Exhibit 1 to Form T-1, Registration No. 333-32106)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

                            (Included in Exhibit 1.)

                              EXHIBIT 3 TO FORM T-1


                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

                            (Included in Exhibit 1.)

                              EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

               (Exhibit 4 to Form T-1, Registration No. 333-32106)

                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1


                               CONSENT OF TRUSTEE

        Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance from time to time of Senior Debt Securities and Senior Subordinated Debt Securities of KB Home, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       SUNTRUST BANK


                                       BY:    /s/ OLGA WARREN
                                              ----------------------------------
                                              Olga Warren
                                              Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                  (ATTACHED.)

SUNTRUST BANK                                                    FFIEC 031
ATLANTA, GA 30302                                                  RC-1
                                                                    11

FDIC Certificate Number - 00867

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                     Dollar Amounts
                                                                                                      in Thousands
                                                                                                     --------------
ASSETS

   1.  Cash and balances due from depository institutions (from Schedule RC-A):              RCFD

       a. Noninterest-bearing balances and currency and coin (1) .........................   0081     4,029,295  1.a

       b. Interest-bearing balances (2) ..................................................   0071       108,872  1.b

   2.  Securities:

       a. Held-to-maturity securities (from Schedule RC-B, column A) .....................   1754             0  2.a

       b. Available-for-sale securities (from Schedule RC-B, column D) ...................   1773    15,927,784  2.b

   3.  Federal funds sold and securities purchased under agreements to resell ............   1350     2,428,869  3

   4.  Loans and lease financing receivables:(from Schedule RC-C)

       a. LOANS AND LEASES HELD FOR SALE .................................................   5369     3,126,942  4.a

       b. LOANS AND LEASES, NET OF UNEARNED INCOME                      B528    68,709,512                       4.b

       c. LESS: Allowance for loan and lease losses ................    3123       848,294                       4.c

       d. LOANS AND LEASES, NET OF UNEARNED INCOME, ALLOWANCE, AND RESERVE (ITEM
          4.b MINUS 4.c) .................................................................   B529    67,861,218  4.d

   5.  Trading assets (from Schedule RC-D) ...............................................   3545       484,294  5

   6.  Premises and fixed assets (including capitalized leases) ..........................   2145     1,298,098  6

   7.  Other real estate owned (from Schedule RC-M) ......................................   2150        31,250  7

   8.  Investments in unconsolidated subsidiaries and associated companies (from
       Schedule RC-M) ....................................................................   2130             0  8

   9.  Customers' liability to this bank on acceptances outstanding ......................   2155        89,475  9

  10.  Intangible assets .................................................................

       A. GOODWILL .......................................................................   3163       241,499  10.a

       B. OTHER INTANGIBLE ASSETS (FROM SCHEDULE RC-M) ...................................   0426       379,965  10.b

  11.  Other assets (from Schedule RC-F) .................................................   2160     2,086,020  11

  12.  Total assets (sum of items 1 through 11) ..........................................   2170    98,093,581  12

----------
(1)     Includes cash items in process of collection and unposted debits.

(2)     Includes time certificates of deposit not held for trading.

SUNTRUST BANK                                                        FFIEC 031
ATLANTA, GA 30302                                                      RC-2
                                                                        12
FDIC Certificate Number - 00867
SCHEDULE RC - CONTINUED

                                                                                                     Dollar Amounts
                                                                                                      in Thousands
                                                                                                     --------------
LIABILITIES

  13.  Deposits:

       a. In domestic offices (sum of totals of columns A and C from Schedule                RCON
          RC-E, part 1) ..................................................................   2200    60,291,519  13.a

          (1) Noninterest-bearing (1) ...............................   6631     8,743,385                       13.a.1

          (2) Interest-bearing ......................................   6636    51,548,134                       13.a.2

       b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                      RCFN
          (from Schedule RC-E, part II) ..................................................   2200     3,658,760  13.b

          (1) Noninterest-bearing ...................................   6631             0                       13.b.1

          (2) Interest-bearing ......................................   6636     3,658,760             RCFD      13.b.2

  14.  Federal funds purchased and securities sold under agreements to repurchase ........   2800    12,161,227  14

  15.  Trading liabilities (from Schedule RC-D) ..........................................   3548             0  15

  16.  OTHER BORROWED MONEY (INCLUDES MORTGAGE INDEBTEDNESS AND OBLIGATIONS
       UNDER CAPITALIZED LEASES) (FROM SCHEDULE RC-M):                                       3190     9,411,416  16

  17.  Not applicable

  18.  Bank's liability on acceptances executed and outstanding ..........................   2920        89,475  18

  19.  Subordinated notes and debentures(2) ..............................................   3200     1,493,103  19

  20.  Other liabilities (from Schedule RC-G) ............................................   2930     2,403,914  20

  21.  Total liabilities (sum of items 13 through 20) ....................................   2948    89,509,414  21

  22.  MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES ....................................   3000       166,493  22

EQUITY CAPITAL

  23.  Perpetual preferred stock and related surplus .....................................   3838             0  23

  24.  Common stock ......................................................................   3230        21,600  24

  25.  Surplus (exclude all surplus related to preferred stock) ..........................   3839     2,516,538  25

  26.  a. Retained earnings ..............................................................   3632     4,919,946  26.a

       b. ACCUMULATED OTHER COMPREHENSIVE INCOME (3) .....................................   B530       959,590  26.b

  27.  OTHER EQUITY CAPITAL COMPONENTS(4) ................................................   A130             0  27

  28.  Total equity capital (sum of items 23 through 27) .................................   3210     8,417,674  28

  29.  Total liabilities, minority interest, and equity capital (sum of items
       21, 22 and 28) ....................................................................   3300    98,093,581  29


MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

   1.  Indicate in the box at the right the number of the statement below that
       best describes the most comprehensive level of auditing work performed        RCFD     Number
       for the bank by independent external auditors as of any date during 2000
                                                                                   --------- ----------
                                                                                     6724       N/A     M.1
                                                                                   --------- ----------

   1= Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

   2= Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

   3= ATTESTATION ON BANK MANAGEMENT'S ASSERTION ON THE EFFECTIVENESS OF THE BANK'S INTERNAL CONTROL OVER FINANCIAL REPORTING BY A CERTIFIED PUBLIC ACCOUNTING FIRM

   4= Director's examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

   5= Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

   6=  Review of the bank's financial statements by external auditors

   7=  Compilation of the bank's financial statements by external auditors

   8=  Other audit procedures (excluding tax preparation work)

   9=  No external audit work

----------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)     Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative currency translation adjustments, and minimum pension liability adjustments.

(4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

----------
(1)     Includes cash items in process of collection and unposted debits.

(2)     Includes time certificates of deposit not held for trading.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)